UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2010

WESTERN IOWA ENERGY, LLC
 (Exact name of registrant as specified in its charter)

Iowa	000-51965	41-2143913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 S. Center Street P.O. Box 399 Wall Lake, Iowa	51466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 664-2173

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 7, 2010, the Board of Directors of Western Iowa Energy, LLC (“WIE”) received notice that director Kevin Ross, who previously voted in favor of, now opposes WIE’s proposed consolidation with Renewable Energy Group, Inc. (“REG”) under REG Newco, Inc. (“REG Newco”) pursuant to the terms and conditions of the Second Amended and Restated Asset Purchase Agreement by and between WIE, REG, REG Newco, and REG Wall Lake, LLC, executed on November 20, 2009 and dated effective as of May 11, 2009. Despite Mr. Ross’s opposition, a majority of WIE’s Board of Directors continues to believe that the proposed consolidation is in WIE’s best interest and affirms its recommendation, by a majority, to approve the proposed consolidation.

Additional Information About the Proposed Consolidation Transaction and Where to Find It:

REG Newco, Inc. has filed with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus regarding the proposed consolidation transaction. The definitive Joint Proxy Statement/Prospectus has been mailed to stockholders of REG and unitholders of WIE.

INVESTORS AND SECURITY HOLDERS OF WIE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AS WELL AS OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY REG NEWCO AND WIE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WIE, REG NEWCO AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus and other documents filed by WIE or REG Newco with the SEC at the SEC’s website at www.sec.gov.

Participants in Solicitation:

REG Newco, REG, WIE, and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the definitive Joint Proxy Statement/Prospectus filed with the SEC on January 20, 2010, and information regarding WIE’s directors and executive officers is available in its annual report on Form 10-K which was filed with the SEC on March 31, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive Joint Proxy Statement/Prospectus filed by REG Newco with the SEC and has been delivered to WIE’s security holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN IOWA ENERGY, LLC

February 8, 2010	/s/ John Geake

Date	John Geake, Vice Chairman